Cove Street Capital Small Cap Value Fund
(the “Fund”)

Institutional Class - CSCAX

Supplement dated August 28, 2019 to:

Summary Prospectus and Prospectus dated January 28, 2019

Effective immediately, the minimum initial investment amount for the Fund is lowered from $10,000 to $2,500. All references in the Prospectus and Summary Prospectus to the Fund’s minimum initial investment amount are hereby updated to reflect the revised minimum initial investment amount.

Thank you for your investment. If you have any questions, please call the Fund toll-free at (866) 497-0097.

This supplement should be retained with your Summary Prospectus and Prospectus for future reference.